Exhibit 13.2

TV AD #1

At Epilog, we create innovative vision technologies that improve lives.

We’ve developed and patented a way to make ultra-high performance ai cameras at a fraction of the normal cost.

With the help of over two thousand investors, we have created our newest product, SideCar, a self-driving retrofit for existing vehicles.

To learn more visit epilog.com

EPILOG IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED. AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THES SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMETN FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICAITON AN INDICATION OF INTEREST INVOLVES NO OBLIATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFEIRNG HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS A PARTY OF THAT OFFERING STATEMETN FROM https://www.sec.gov/Archives/edgar/data/1783128/000121390020042551/ea131587-1aa3_epilogimaging.htm

TV AD #2

At Epilog, we create innovative vision technologies that improve lives.

We’ve developed and patented a way to make ultra-high performance ai cameras at a fraction of the normal cost.

With the help of over two thousand investors, we have created our newest product, SideCar, a self-driving retrofit for existing vehicles.

To learn more and reserve your shares visit epilog.com/invest

EPILOG IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED. AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THES SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMETN FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICAITON AN INDICATION OF INTEREST INVOLVES NO OBLIATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFEIRNG HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS A PARTY OF THAT OFFERING STATEMETN FROM https://www.sec.gov/Archives/edgar/data/1783128/000121390020042551/ea131587-1aa3_epilogimaging.htm

TV AD #3

SELF DRIVING IS HERE

RESERVE YOUR SPOT

EPILOG.COM

EPILOG IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED. AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THES SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMETN FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICAITON AN INDICATION OF INTEREST INVOLVES NO OBLIATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFEIRNG HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS A PARTY OF THAT OFFERING STATEMETN FROM https://www.sec.gov/Archives/edgar/data/1783128/000121390020042551/ea131587-1aa3_epilogimaging.htm

TV AD #4

SELF DRIVING IS HERE

RESERVE YOUR SPOT

EPILOG.COM

EPILOG IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED. AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THES SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMETN FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICAITON AN INDICATION OF INTEREST INVOLVES NO OBLIATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFEIRNG HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS A PARTY OF THAT OFFERING STATEMETN FROM https://www.sec.gov/Archives/edgar/data/1783128/000121390020042551/ea131587-1aa3_epilogimaging.htm

TV AD #5

SELF DRIVING IS HERE

RESERVE YOUR SPOT

EPILOG.COM

EPILOG IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED. AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THES SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMETN FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICAITON AN INDICATION OF INTEREST INVOLVES NO OBLIATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFEIRNG HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS A PARTY OF THAT OFFERING STATEMETN FROM https://www.sec.gov/Archives/edgar/data/1783128/000121390020042551/ea131587-1aa3_epilogimaging.htm

TV AD #6

SELF DRIVING IS HERE

RESERVE YOUR SPOT

EPILOG.COM

EPILOG IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED. AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THES SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMETN FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICAITON AN INDICATION OF INTEREST INVOLVES NO OBLIATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFEIRNG HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS A PARTY OF THAT OFFERING STATEMETN FROM https://www.sec.gov/Archives/edgar/data/1783128/000121390020042551/ea131587-1aa3_epilogimaging.htm

3